SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549
                             FORM 8-K

                          CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         June 13, 2018
                         Date of Report
                (Date of Earliest Event Reported)

             GLOBAL DIVERSIFIED MARKETING GROUP INC.
        (Exact Name of Registrant as Specified in its Charter)


              DENSE FOREST ACQUISITION CORPORATION
       (Former Name of Registrant as Specified in its Charter)

 Delaware                   000-55889               82-3707673
(State or other     (Commission File Number)      (IRS Employer
jurisdiction                                    of incorporation)
                    4042 Austin Boulevard
                         Suite B
               Island Park, New York 11558
     (Address of principal executive offices) (zip code)

                      800-550-5996
     (Registrant's telephone number, including area code

ITEM 3.02 Unregistered Sales of Equity Securities

     On June 14, 2018, Global Diversified Marketing Group Inc. (formerly Dense Forest Acquisition Corporation). (the "Registrant" or the "Company") issued shares of its common stock pursuant to Section 4(a)(2) of the Securities Act of 1933 at par representing 96% of the total outstanding 13,000,000 shares of common stock as follows:

          Paul Adler          12,500,000 shares

     With the issuance of the stock and the redemption of 19,500,000 shares of stock (discussed below), the Company effected a change in its control and the new majority shareholder(s) elected new management of the Company. The Company intends to develop its business plan by acquiring Global Diversified Holdings, a private company. The Company changed its name as part of the change in control. If the Company makes any acquisitions, mergers or other business combination, the Company will file a Form 8-K but until such time the Company remains a shell company.

ITEM 5.01  Changes in Control of Registrant

    On June 13, 2018, the following events occurred which resulted in a change of control of the Registrant:

    The Registrant cancelled an aggregate of 19,500,000 of the then
         20,000,000 shares of outstanding stock valued at par.

    The then current officers and directors resigned.

    New officer(s) and director(s) were appointed and elected.

    The disclosure required by Item 5.01(a)(8) of Form 8-K was previously filed with the Securities and Exchange Commission on Form 10-12G filed on January 19, 2018 as amended and supplemented by the information contained in this report.

    The Registrant has been formed to develop the business of Global Diversified Holdings which develops, manufactures and markets gourmet food products and gourmet snacks. The private company has five trademarked brands and has a direct distribution relationship nationwide with Fortune 500 companies including club stores and also sells and distributes to vending channels as well as food services.

ITEM 5.02  Departure of Directors or Principal Officers;
           Election of Directors

    On June 13, 2018, the following events occurred:

    James M. Cassidy resigned as the Registrant's president, secretary and director.

    James McKillop resigned as the Registrant's vice president and director.

    Paul Adler was named the sole officer and director of the Registrant.

    Paul Adler serves as President, Secretary, Chief Financial Officer and the sole director of the Registrant. Mr. Adler spent the first decade of his career in the securities industry as a broker/dealer company branch manager where he supervised sixteen registered representative and was involved in all aspects of investment banking including public offerings and private placements. In 2008, Mr. Adler retired from the securities industry and established Beverage Brands, a company offering a line of healthy RTD teas and MATE fusion tea. Beverage Brands' product placement reached over 2500 supermarkets in the Northeast and South.

    In 2012, Mr. Adler established Fruttata Brand, a line of freeze dried healthy fruit snacks, under the Global Diversified Holding Inc. corporate umbrella. Global Diversified Holdings is a manufacturer, marketer and supplier of unique products each under its own trademarked brand. Currently the product line is being expanded to include a portfolio of brands in a variety of categories. Since 2012, Mr. Adler has worked with Global Diversified Holdings to continue its development as a manufacturer, marketer and supplier of unique products. The current emphasis is on expansion of Global Diversified Holdings from a one product company to offering a portfolio of brands in many different categories. In the past several years, five trademarked brands have been added to the Global Diversified Holdings portfolio and it anticipates that it may add additional brands in the future.

                    SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                             GLOBAL DIVERSIFIED MARKETING GROUP INC.

Date: June 14, 2018
                             /s/  Paul Adler